Monteagle
Opportunity Equity Fund

Summary Prospectus

April 25, 2019

Investor Class: HEQFX
Institutional Class: HEQCX

Beginning on January 1, 2012, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's Shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website www.monteaglefunds.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communication from the Fund electronically by contact your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at www.monteaglefunds.com. You can also get this information at no cost by calling (888) 263-5593 or by sending an e-mail request to mwhite@nashcap.com.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

FUND SUMMARY – MONTEAGLE OPPORTUNITY EQUITY FUND

Investment Objective

The Fund’s investment objective is to seek growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

	Investor Class	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Redemption Fee	None	None

	Investor Class	Institutional Class
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.83%	0.83%
Distribution and Service (Rule 12b-1) Fees	None	None
Other Expenses(2)	0.01%	0.01%
Operating Services Fee	0.70%	0.20%
Total of all Other Expenses	0.71%	0.21%
Acquired Fund Fees and Expenses	0.00%	0.00%
Total Annual Fund Operating Expenses(3)	1.54%	1.04%

(1)

The “Management Fees” of the Fund reflects a blended rate. The “Management Fees” will not exceed 0.85%.

(2)

The “Other Expenses” include expenses associated with the Independent Trustees of the Trust.

(3)

“Total Annual Fund Operating Expenses” may not correlate to the ratio of expenses to average net assets provided in the Financial Highlights. The information in the Financial Highlights reflects the operating expenses of the predecessor fund, The Henssler Equity Fund. “Acquired Fund Fees and Expenses” are the fees and expenses incurred indirectly by the Fund as a result of its investments in investment companies and other pooled investment vehicles.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

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The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$157	$486	$839	$1,834
Institutional Class	$104	$331	$579	$1,271

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The portfolio turnover rate for the Predecessor Fund, The Henssler Equity Fund, for the fiscal year ended April 30, 2018 was 6%.

Principal Investment Strategies

The Fund seeks to achieve its objective by investing substantially all its assets in securities listed on a national securities exchange.

To meet its investment objective, The Fund will employ an investment strategy that emphasizes long-term capital appreciation and safety of principal. Under normal circumstances, The Fund invests more than 90% of its total assets in common stocks of companies identified by The Fund’s investment sub-adviser, G.W. Henssler & Associates, LTD (the “Sub-adviser”), based on the characteristics below. The Fund may invest in companies of any size, and The Fund typically holds its common stock investments until the fundamentals of the issuer change or other opportunities present themselves. In addition, The Fund may invest up to 20% of its total assets in common stocks of foreign issuers that are traded in the United States and in American Depositary Receipts of foreign companies. When selecting common stocks for The Fund, the Sub-adviser seeks companies that exhibit the following characteristics:

•

undervalued assets;

•

strong balance sheet characteristics and financial foundations;

•

high earnings expectations; and

•

quality management and potential for future growth.

Factors deemed important by the Sub-adviser in selecting securities of such companies include, but are not limited to:

•

price;

•

price history; and

•

price-to-earnings ratio.

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The Fund believes that its focus on the fundamentals of the businesses it invests in results in the purchase of above-average, high-quality securities with strong growth potential.

Principal Investment Risks

Investors in the Fund may lose money. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The success of the Fund cannot be guaranteed. There are risks associated with investments in the types of securities in which the Fund invests. These risks include:

Market Risk. The value of stocks selected for the Fund’s portfolio or the overall stock market may decline over short or extended periods.

Business and Economic Risk. Often, a particular industry, or certain companies within that industry, may be affected by circumstances that have little to no impact on other industries, or other companies within that industry.

Investments in Small- and Mid-Sized Companies Risk. Although the Fund invests in companies of all sizes, there may be times when the Fund is substantially invested in small- and mid-sized companies. Stocks of smaller and mid-sized companies may have more risks than larger companies. In general, they have less experienced management teams, serve smaller markets, and find it more difficult to obtain financing for growth or potential development than larger companies. Due to these and other factors, small- and mid-sized companies may be more susceptible to market downturns, and their stock prices may be more volatile.

Political Risk. The regulation or deregulation of particular industries may materially impact the value of companies within the affected industry.

Management Style Risk. The ability of the Fund to meet its investment objective is directly related to the Adviser’s selection of investments for the Fund, particularly in volatile stock markets.

Value Style Investing Risk. A value stock may not increase in price as anticipated by the Adviser if other investors fail to recognize the company’s value and bid up the price, the markets favor faster-growing companies, or the factors that the Adviser believes will increase the price of the security do not occur. Companies that may be considered out of favor, particularly companies emerging from bankruptcy, may tend to lose value more quickly in periods of anticipated economic downturns, may have difficulty retaining customers and suppliers and, during economic downturns, may have difficulty paying their debt obligations or finding additional financing.

Foreign Securities Risk. Investing in foreign securities involves risks that political and economic events unique to a foreign country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country.

Monteagle Funds – Summary Prospectus - Page 3

Performance

You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.  The Fund anticipates acquiring all the assets and liabilities of The Henssler Equity Fund, a series of the Henssler Funds, (the “Predecessor Fund”) in a tax-free reorganization on or about May 27, 2019.  In connection with this acquisition, shares of the Predecessor Fund’s Investor Class Shares and Institutional Class Shares will be exchanged for Investor Class Shares and Institutional Class Shares of the Fund, respectively.  The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. The performance information set forth below reflects the historical performance of the Predecessor Fund shares. Updated performance information will be available at no cost by calling (888) 263-5593 and on the Fund’s website at www.henssler.com.

Investor Class*

40%
35%
30%
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
23.97%
13.39%
-0.67%
7.65%
35.57%
9.59%
-3.17%
13.86%
10.38%
-11.55%
12/31/2009
12/31/2010
12/31/2011
12/31/2012
12/31/2013
12/31/2014
12/31/2015
12/31/2016
12/31/2017
12/31/2018

*

The Predecessor Fund’s Investor Class year-to-date total return as of December 31, 2018, was -11.55%. Returns of the Investor Class shares are presented because the Institutional Class shares were not offered during all of the periods shown. The annual returns would differ only to the extent that the Institutional Class and Investor Class shares do not have the same expenses.

Best and Worst Quarter Returns

(for the periods reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	14.27%	9/30/2009
Lowest Return	-21.92%	12/31/2008

Average Annual Total Returns

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For the periods ended December 31, 2018:

Investor Class	1 Year	5 Years	10 Years	Since Inception**
Return Before Taxes	-11.55%	3.36%	9.17%	5.52%
Return After Taxes on Distributions	-12.90%	-1.78%	5.51%	3.61%
Return After Taxes on Distributions and Sale of Fund Shares	-5.82%	2.40%	7.26%	4.46%
S&P 500 (reflects no deduction for fees, expenses, or taxes)	-4.38%	8.49%	13.12%	6.02%

Institutional Class	1 Year	5 Years	10 Years	Since Inception**
Return Before Taxes	-11.06%	3.88%	-	7.95%
S&P 500 (reflects no deduction for fees, expenses, or taxes)	-4.38%	8.49%	-	11.81%

**     The Predecessor Fund’s Investor Class shares commenced investment operations on June 10, 1998. The Predecessor Fund’s Institutional Class shares commenced investment operations on June 15, 2011.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Investment Adviser and Sub-Adviser

Nashville Capital Corporation is the investment adviser to the Fund. G.W. Henssler & Associates, Ltd. is the investment Sub-adviser to the Fund.

Portfolio Managers

●	William G. Lako, Jr., CFP®, Principal and Managing Director of the Sub-adviser, has managed the Fund since January 2019.

●	Troy L. Harmon, CFA, CVA, Chief Investment Officer of the Sub-adviser, has managed the Fund since January 2019.

Monteagle Funds – Summary Prospectus - Page 5

Purchase and Sale of Fund Shares

Generally, you may purchase or redeem Fund shares on any business day by mail (Monteagle Funds, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147) or by wire transfer. Investors who wish to purchase, exchange or redeem Investor Class shares through a financial-intermediary should contact the financial intermediary directly. The minimum initial and subsequent investment amounts are shown below. The Fund may change the investment minimums at any time. To open an Individual Retirement Account (IRA), contact the Transfer Agent at (888) 263-5593.

Investor Class
Type of Account	To Open Your Account	To Add to Your Account
Regular Accounts	$2,000	$200
Traditional IRAs	$1,000	$100
Roth IRAs	$1,000	$100
Coverdell ESAs	$500	$100
Automatic Investment Plan	$100	$100

Institutional Class
Type of Account	To Open Your Account	To Add to Your Account
Regular Accounts	$1,000,000	None
Traditional IRAs	$1,000,000	None
Roth IRAs	$1,000,000	None
Coverdell ESAs	$1,000,000	None
Automatic Investment Plan	$1,000,000	None

Tax Information

The Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions on investments made through tax deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and

Page 6 - Monteagle Funds – Summary Prospectus

related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Monteagle Funds – Summary Prospectus - Page 7